                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE EASTERN DISTRICT OF NEW YORK

IN RE:                                        CHAPTER 11

INTERNATIONAL TOTAL SERVICES, INC.,           CASE NOS. 01-21812, 01-21818,
CROWN TECHNICAL SYSTEMS, INC.,                01-21820, 01-21822, 01-21824,
I.T.S. OF NEW YORK SECURITY, INC.,            01-21826, 01-21827 (CD)
SELECTIVE DETECTIVE SERVICES, INC.,
T.I.S., INCORPORATED,                         JOINTLY ADMINISTERED UNDER
CERTIFIED INVESTIGATIVE SERVICES, INC., AND   CASE NO. 101-21812
TEXAS INTERNATIONAL SERVICES CORP.,
                                              INTERNATIONAL TOTAL SERVICES, INC.
DEBTORS AND DEBTORS-IN-POSSESSION.            FEDERAL TAX ID #:  34-1264201

                            MONTHLY OPERATING REPORT
          REPORTING PERIOD: NOVEMBER 1, 2002 THROUGH NOVEMBER 30, 2002

FILE WITH THE COURT AND SUBMIT A COPY TO THE UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER THE END OF THE MONTH AND SUBMIT A COPY OF THE REPORT TO ANY OFFICIAL COMMITTEE APPOINTED IN THE CASE.

REQUIRED DOCUMENTS                                                                 Document               Explanation
                                                       Form No.                    Attached                Attached
Schedule of Cash Receipts and Disbursements            MOR-1                         Yes                See Exhibit A
     Bank Reconciliation (or copies of debtor's        MOR-1 (CONT)                  Yes                See Exhibit B
      bank reconciliations)
     Copies of bank statements                                                       Yes                See Exhibit C
     Cash disbursement journals                                                      Yes                See Exhibit A
Statement of Operations                                MOR-2                         Yes                See Exhibit D
Balance Sheet                                          MOR-3                         Yes                See Exhibit E
Status of Post-petition Taxes                          MOR-4                         Yes                See Exhibit F
     Copies of ITS Form 6123 or payment                                              N/A
      Receipt
     Copies of tax returns filed during reporting                                    N/A
      Period
Summary of Unpaid Post-petition Debts                  MOR-4                         Yes                See Exhibit G
     Listing of aged Accounts Payable                                                Yes                See Exhibit G
Accounts Receivable Reconciliation and Aging           MOR-5                         Yes             See Exhibits H and I
Debtor Questionnaire                                   MOR-5                         Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

  /s/ Ron Koegler                                       January 2, 2003
-------------------------------------                   ------------------------
Ron Koegler, Executive Vice President                   Date
and Controller

                               PRE-BOARD SCREENING
                              CONCENTRATION ACCOUNT
                                 NOVEMBER, 2002

 11/4/2002 IMMEDIATE FUNDS DEBIT                                      (3,000,000.00)
                                                                                                 (3,000,000.00)
 11/8/2002 ACH-TSA TREAS 220  RMR*IV*9**16507846.3/                   16,507,846.30
 11/8/2002 Deposit                                                         4,063.27
                                                                                                 16,511,909.57
11/12/2002 IMMEDIATE FUNDS DEBIT                                      (3,000,000.00)
                                                                                                 (3,000,000.00)
11/13/2002 PREAUTHORIZED TRANSFER BY YOU                                  (4,063.27)
                                                                                                     (4,063.27)
11/18/2002 IMMEDIATE FUNDS DEBIT                                      (3,000,000.00)
11/18/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,NY,NY          1,000,000.00
                                                                                                 (2,000,000.00)
11/19/2002 IMMEDIATE FUNDS DEBIT                                      (1,000,000.00)
                                                                                                 (1,000,000.00)
11/25/2002 IMMEDIATE FUNDS DEBIT                                      (3,000,000.00)
                                                                                                 (3,000,000.00)
11/29/2002 INTEREST EARNED                                                15,675.54
                                                                                                     15,675.54

                               PRE-BOARD SCREENING
                            CONCENTRATION ACCOUNT II
                                 NOVEMBER, 2002

 11/7/2002 WIRE FROM SMS ACQUISITION      I110702                  91,632.08
                                                                                       91,632.08
11/13/2002 TRANSFER FROM IMR ACCT.# 6526791                         4,063.27
11/13/2002 Deposit                                                  3,970.18
                                                                                        8,033.45
11/19/2002 Deposit                                                  7,165.88
                                                                                        7,165.88
11/25/2002 Deposit                                                    929.65
                                                                                          929.65
11/29/2002 INTEREST EARNED                                          1,610.55
                                                                                        1,610.55

                                    CITIBANK
                               PRE-BOARD SCREENING
                           ACCOUNTS PAYABLE - 06526783
                                 NOVEMBER, 2002

11/1/2002 TOTAL                            (52,319.52)
11/4/2002 TOTAL                           (154,406.22)
11/5/2002 TOTAL                            (50,592.16)
11/6/2002 TOTAL                           (100,723.08)
11/7/2002 TOTAL                            (60,226.14)
11/8/2002 TOTAL                            (83,654.03)
11/12/2002 TOTAL                          (178,211.34)
11/13/2002 TOTAL                           (67,368.57)
11/14/2002 TOTAL                          (107,129.16)
11/15/2002 TOTAL                           (50,231.65)
11/18/2002 TOTAL                           (41,116.15)
11/19/2002 TOTAL                           (51,943.13)
11/20/2002 TOTAL                           (65,702.14)
11/21/2002 TOTAL                           (52,645.59)
11/22/2002 TOTAL                           (87,994.57)
11/25/2002 TOTAL                          (157,201.88)
11/26/2002 TOTAL                          (249,681.78)
11/27/2002 TOTAL                           (67,285.82)
11/29/2002 TOTAL                           (35,958.41)
GRAND TOTAL                             (1,714,176.34)

                                    CITIBANK
                               PRE-BOARD SCREENING
                           ACCOUNTS PAYABLE - 06526783
                                 NOVEMBER, 2002

11/15/2002 ACH-GEORGIA WITHHOLPAYMNT1115021165/067214                       (60,311.18)
 11/1/2002 ACH-IRS            USATAXPYMT11010222023051409380               (840,012.02)
 11/6/2002 ACH-IRS            USATAXPYMT11060222023106354774                 (2,470.53)
 11/8/2002 ACH-IRS            USATAXPYMT11080222023125662559               (485,556.87)
11/13/2002 ACH-IRS            USATAXPYMT11130222023172382999                 (1,874.52)
11/15/2002 ACH-IRS            USATAXPYMT11150222023196987275               (648,163.76)
11/20/2002 ACH-IRS            USATAXPYMT11200222023249770304                (39,097.03)
11/21/2002 ACH-IRS            USATAXPYMT11210222023258765227               (362,091.55)
11/22/2002 ACH-IRS            USATAXPYMT11220222023269603375               (150,342.54)
11/29/2002 ACH-IRS            USATAXPYMT11290222023332488127               (334,985.02)
11/20/2002 ACH-MN DEPT REVENUE5548570*002*021031*T*000023689                 (2,368.98)
11/15/2002 ACH-MN DEPT REVENUE5548570*004*021114*T*000012027                 (1,202.73)
11/22/2002 ACH-MN DEPT REVENUE5548570*004*021121*T*000003356                   (335.68)
 11/6/2002 ACH-NEW JERSEY EFT TTXP*B341264201000*01170*02123                   (213.16)
11/21/2002 ACH-SALES & USE TAXTXP*890757966*04200*021031*T*0                 (5,676.37)
11/14/2002 ACH-STATE OF HAWAIITXP*10512733*01130*021001*T*00                (46,517.40)
11/21/2002 ACH-STATE OF HAWAIITXP*10512733*04610*021001*T*00                (28,194.03)
11/15/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*021031*T*00                 (2,937.97)
11/29/2002 ACH-WI DEPT REVENUETXP*423212-0*01102*021115*T*00                 (2,126.87)
 11/1/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*021031*T*0                 (7,565.61)
11/22/2002 ACH-WITHHOLDING TAXTXP*515275873*01101*021121*T*0                 (5,674.28)
11/25/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,NY,NY             1,000,000.00
 11/4/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,NY,NY             1,000,000.00
11/12/2002 Deposit TLR Br#: 920 TID:18 153 EAST 53RD ST,NY,NY             1,000,000.00
11/19/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,NY,NY             1,000,000.00
11/26/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                          (6,226.75)
11/21/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                        (203,162.99)
11/19/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                        (127,478.06)
11/19/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                          (6,577.98)
11/13/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                         (11,022.30)
11/13/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                          (6,249.89)
 11/5/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                          (6,062.75)
 11/5/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                          (2,946.50)

                                    CITIBANK
                               PRE-BOARD SCREENING
                           PAYROLL ACCOUNT - 06526759
                                 NOVEMBER, 2002

CHECK CLEARINGS

11/1/2002 TOTAL                                                     (569,732.45)
11/4/2002 TOTAL                                                     (989,885.62)
11/5/2002 TOTAL                                                     (323,287.53)
11/6/2002 TOTAL                                                     (227,927.08)
11/7/2002 TOTAL                                                     (115,670.51)
11/8/2002 TOTAL                                                     (175,053.26)
11/12/2002 TOTAL                                                    (315,372.97)
11/13/2002 TOTAL                                                    (129,117.30)
11/14/2002 TOTAL                                                    (127,666.12)
11/15/2002 TOTAL                                                    (476,967.52)
11/18/2002 TOTAL                                                    (863,277.18)
11/19/2002 TOTAL                                                    (344,229.76)
11/20/2002 TOTAL                                                    (182,733.90)
11/21/2002 TOTAL                                                    (135,805.91)
11/22/2002 TOTAL                                                    (290,835.24)
11/25/2002 TOTAL                                                    (568,052.02)
11/26/2002 TOTAL                                                    (166,891.68)
11/27/2002 TOTAL                                                    (162,743.80)
11/29/2002 TOTAL                                                    (691,734.54)

GRAND TOTAL                                                       (6,856,984.39)



 11/6/2002 DOMESTIC FUNDS TRANSFER - CBUSOL                         (100,000.00)
11/13/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                 (100,000.00)
11/20/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                 (100,000.00)
11/27/2002 DOMESTIC FUNDS TRANSFER-CITIBUSINESS O/L                 (100,000.00)
 11/4/2002 Deposit TLR Br#: 920 TID:15 153 EAST 53RD ST,NY,NY      2,000,000.00
11/12/2002 Deposit TLR Br#: 920 TID:18 153 EAST 53RD ST,NY,NY      2,000,000.00
11/18/2002 Deposit TLR Br#: 920 TID:20 153 EAST 53RD ST,NY,NY      2,000,000.00
11/25/2002 Deposit TLR Br#: 920 TID:05 153 EAST 53RD ST,NY,NY      2,000,000.00

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF OPERATIONS
    For the Month of November, Eight Months ending November 30, 2002 and the
                  Period from Filing Date to November 30, 2002
                     (Excluding United Kingdom Subsidiaries)

              Debtors                                          Case #
            ------------                                 ---------------------
            International Total Services, Inc.               01-21812 CBD
            Crown Technical Systems, Inc.                    01-21827 CBD
            ITS of New York Security Inc.                    01-21818 CBD
            Selective Detective Services, Inc.               01-21822 CBD
            TIS Incorporated                                 01-21826 CBD
            Certified Investigative Services, Inc.           01-21824 CBD
            Texas International Services Corp.               01-21820 CBD


                                                                                                              9/13/2001 to
                                                                                                            November 30, 2002
                                                                                  Eight Months Ended           Cumulative
                                                            Current Period        November 30, 2002          Filing to Date
                                                         ---------------------    -------------------    ------------------------
Revenues
------------------------
            Aviation Services                                     $ 6,086,354          $ 112,274,912               $ 215,030,670
            Security Services                                               -              2,991,921                  24,758,865
                                                         ---------------------    -------------------    ------------------------
                                                                    6,086,354            115,266,833                 239,789,535
                                                         ---------------------    -------------------    ------------------------
Direct Costs
------------------------
            Aviation Services                                       5,619,666            107,627,551                 199,196,612
            Security Services                                               -              2,361,010                  20,339,896
                                                         ---------------------    -------------------    ------------------------
                                                                    5,619,666            109,988,561                 219,536,508
                                                         ---------------------    -------------------    ------------------------
Gross Margin
------------------------
            Aviation Services                                         466,688              4,647,361                  15,834,058
            Security Services                                               -                630,911                   4,418,969
                                                         ---------------------    -------------------    ------------------------
                                                                      466,688              5,278,272                  20,253,027
                                                         ---------------------    -------------------    ------------------------
General & Administrative
------------------------
            Salaries                                                  486,541              4,538,236                   9,906,504
            Payroll Taxes & Benefits                                  121,400              1,904,996                   2,666,845
            Supplies                                                   21,024                247,983                     701,240
            Insurance                                                       -                408,319                     613,653
            Training & Recruiting Costs                                (4,272)                 2,493                      82,246
            Rent - Facilities                                          49,705                518,468                   1,268,776
            Telephone/Communications                                   31,297                421,778                   1,110,236
            Rent - Equipment                                            9,923                148,062                     377,245
            Maintenance                                                     -                 12,686                      37,918
            Travel                                                     48,454                503,569                   1,313,615
            Professional Fees                                         179,985                999,086                   2,671,873
            Bad Debt Expense                                                -                      -                   1,352,000
            Federal administrative cost reimbursement              (2,000,000)           (16,000,000)                (18,789,041)
            Other Expenses                                              2,476                266,840                   1,558,635
                                                         ---------------------    -------------------    ------------------------
                                                                   (1,053,467)            (6,027,484)                  4,871,745
                                                         ---------------------    -------------------    ------------------------

                                                         ---------------------    -------------------    ------------------------
Income from Operations                                              1,520,155             11,305,756                  15,381,282
                                                         ---------------------    -------------------    ------------------------

Interest                                                               (1,611)            (1,300,665)                     27,168
Depreciation                                                          150,393              1,052,558                   1,696,922
Gains on Sale of Non Pre-Board and Commercial Security                      -             (2,546,684)                 (2,546,684)
Loss on Sale of UK subsidiary                                               -              1,901,237                   1,901,237
Reorganization Expenses Related to Ch. 11                             408,572              2,287,533                   4,026,700

                                                         ---------------------    -------------------    ------------------------
Income Before Taxes                                                   962,801              9,911,777                  10,275,939
                                                         ---------------------    -------------------    ------------------------

Provision for Taxes                                                         -               (367,010)                 (1,716,010)

                                                         ---------------------    -------------------    ------------------------
Net Income                                                          $ 962,801             10,278,787                $ 11,991,949
                                                         =====================    ===================    ========================

                INTERNATIONAL TOTAL SERVICES, INC & SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                    as of Petition Date and November 30, 2002
                     (Excluding United Kingdom Subsidiaries)

             Debtors                                Case #
             -------                                -------
International Total Services, Inc.                01-21812 CBD
Crown Technical Systems, Inc.                     01-21827 CBD
ITS of New York Security Inc.                     01-21818 CBD
Selective Detective Services, Inc.                01-21822 CBD
TIS Incorporated                                  01-21826 CBD
Certified Investigative Services, Inc.            01-21824 CBD
Texas International Services Corp.                01-21820 CBD

                                                                                       Balance                     Balance
                                                                                  November 30, 2002           on Petition date
                                                                               -------------------------   ------------------------
CURRENT ASSETS
     Cash and Equivalents                                                       $          1,800,046        $            59,886
     Restricted Customer Deposits                                                            19,888,740                          -
     Accounts Receivable - Net                                                               28,712,000                 26,227,540
     Notes Receivable                                                                                 -                          -
     Inventories                                                                                      -                    902,137
     Prepaid Expenses                                                                           444,853                    706,982
     Professional Retainers                                                                           -                    200,000
     Other Current assets
        Intercompany receivable - United Kingdom subsidiary                                           -                  2,783,921
        Workers Compensation - funding in excess of projected losses                                  -                  1,095,261
                                                                               -------------------------   ------------------------
                                                                                                      -                  3,879,182
                                                                               -------------------------   ------------------------
Total Current Assets                                                                         50,845,639                 31,975,727
                                                                               -------------------------   ------------------------
PROPERTY AND EQUIPMENT
     Real Property and Improvements                                                                   -                          -
     Machinery and other office equipment                                                     2,062,963                  3,855,175
     Furniture, Fixtures and Office Equipment                                                 3,367,474                  4,809,046
     Leasehold Improvements                                                                      63,454                     63,454
     Vehicles                                                                                    24,668                    793,320
     Less: Accum Depr                                                                        (5,518,559)                (7,283,674)
                                                                               -------------------------   ------------------------
Total Property and Equipment                                                                          -                  2,237,321

Other Assets - Deposits                                                                         122,902                    113,192
                                                                               -------------------------   ------------------------
TOTAL ASSETS                                                                               $ 50,968,541               $ 34,326,240
                                                                               =========================   ========================

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES NOT SUBJECT TO COMPROMISE
     Accounts Payable                                                                           145,598                          -
     Taxes Payable                                                                            1,193,572                  1,866,688
     Wages Payable                                                                            1,175,518                  9,432,472
     Notes Payable                                                                                    -                          -
     Secured Debt                                                                                     -                          -
     Professional fees                                                                                -                          -
     Customer Deposits                                                                       29,500,000                          -
     Accrued Interest Payable                                                                         -                          -
     Other Post Petition Liabilities                                                         10,538,406                  1,007,623
                                                                               -------------------------   ------------------------
Total Post Petition liabilities                                                              42,553,094                 12,306,783

LIABILITIES SUBJECT TO COMPROMISE
     Secured Debt                                                                                     -                 25,920,430
     Priority                                                                                 1,148,749                  1,151,429
     Unsecured                                                                                8,494,851                  8,385,217
     Unsecured reserves for unliquidated claims                                               5,852,267                  5,674,500
                                                                               -------------------------   ------------------------
Total Pre-Petition Liabilities                                                               15,495,867                 41,131,576

                                                                               -------------------------   ------------------------
Total Liabilities                                                                            58,048,961                 53,438,359
                                                                               -------------------------   ------------------------

STOCKHOLDER'S EQUITY
     Capital Stock                                                                               63,762                     63,762
     Additional Paid in Capital                                                              31,320,074                 31,280,324
     Retained Earnings                                                                      (38,464,256)               (50,456,205)
                                                                               -------------------------   ------------------------
Total Equity                                                                                 (7,080,420)               (19,112,119)
                                                                               -------------------------   ------------------------

                                                                               -------------------------   ------------------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                 $ 50,968,541               $ 34,326,240
                                                                               =========================   ========================

                               DEBTOR QUESTIONNAIRE

Must be completed each month                                                                                     Yes           No

1.       Have any assets been sold or transferred outside the normal course of business this reporting            X
period?  If yes, provide an explanation below:

2.       Have any funds been disbursed from any account other than a debtor in possession account this                         X
reporting period?  If yes, provide an explanation below:

3.       Have all post-petition tax returns been timely filed?  If no, provide an explanation below:             X

4.       Are worker compensation, general liability and other necessary insurance coverages in effect?  If        X
no, provide an explanation below:


#1. Assets related to the Company's Aviation Division, Non Pre-Board Screening segment were sold with the approval of the Court, effective 4/1/02. Assets related to the Company's Commercial Security Division were sold with the approval of the Court effective 4/29/02.